Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest U.S. Equity Buffer ETF – July

FT Cboe Vest U.S. Equity Deep Buffer ETF – July

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated July 14, 2023

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On July 21, 2023, each Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of July 24, 2023. The new Target Outcome Period will end on July 19, 2024. While the actual caps will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges for each Fund for the Target Outcome Period beginning on July 24, 2023.

Fund	Anticipated cap range (before fees and expenses)	Anticipated cap range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Cboe Vest U.S. Equity Buffer ETF – July (FJUL)	15.44% - 17.79%	14.59% - 16.94%
FT Cboe Vest U.S. Equity Deep Buffer ETF – July (DJUL)	12.69% - 15.39%	11.84% - 14.54%

Please Keep this Supplement with your Fund Prospectus for Future Reference